UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 29, 2011

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

The annual meeting of the stockholders of AT&T Inc. was held on April 29, 2011, in Little Rock, Arkansas. Stockholders representing 4,538,144,403 shares, or 76.71%, of the common shares outstanding as of the March 1, 2011 record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.  The percentages set out in the tables represent the ratio of the votes cast for each choice (For, Against, or for a frequency) to the total votes cast on a proposal.  An abstention is not considered a cast vote.

Directors elected at the meeting (required the affirmative vote of a majority of the votes cast):

	Votes Cast For		Votes Cast Against
Nominee	Number	%	Number	%	Abstain	Broker Non-Votes
Randall L. Stephenson	3,371,220,494	96.74	113,551,760	3.26	24,318,549	1,029,024,886
Gilbert F. Amelio	3,430,005,097	98.44	54,211,855	1.56	24,874,675	1,029,024,886
Reuben V. Anderson	3,440,866,311	98.76	43,277,797	1.24	24,960,078	1,029,024,886
James H. Blanchard	3,435,023,006	98.58	49,479,027	1.42	24,583,155	1,029,024,886
Jaime Chico Pardo	3,408,042,643	97.83	75,457,763	2.17	25,603,279	1,029,024,886
James P. Kelly	3,442,383,926	98.79	42,260,852	1.21	24,457,187	1,029,024,886
Jon C. Madonna	3,443,108,740	98.83	40,866,245	1.17	25,130,016	1,029,024,886
Lynn M. Martin	3,418,200,513	98.08	66,955,927	1.92	23,937,584	1,029,024,886
John B. McCoy	3,415,750,744	98.03	68,739,699	1.97	24,615,620	1,029,024,886
Joyce M. Roché	3,421,455,674	98.18	63,401,654	1.82	24,248,926	1,029,024,886
Matthew K. Rose	3,396,767,328	97.48	87,827,479	2.52	24,517,519	1,029,024,886
Laura D'Andrea Tyson	3,387,760,191	97.19	97,809,119	2.81	23,520,911	1,029,024,886

Approval of the following proposals required the affirmative vote of a majority of the votes cast.

Proposals Submitted by Directors:
Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	%	Number	%
Ratification of appointment of Independent Auditors.	4,433,579,974	98.26	78,594,469	1.74	25,929,051	N/A
Approve 2011 Incentive Plan.	3,153,913,789	91.18	305,198,846	8.82	49,972,256	1,029,024,886
Advisory vote on executive compensation.	3,221,819,219	94.64	182,348,803	5.36	104,891,147	1,029,024,886

	Votes Cast For 3 Years		Votes Cast For 2 Years		Votes Cast For 1 Year
Proposal	Number	%	Number	%	Number	%	Abstain	Broker Non-Votes
Advisory vote on frequency of vote on executive compensation. (1)	1,452,037,354	41.90	68,721,284	1.98	1,944,784,583	56.12	43,404,999	1,029,024,886
(1)	The Board of Directors has determined to implement an annual advisory stockholder vote on the compensation of executives.

Proposals Submitted by Stockholders:
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	%	Number	%	Abstain
Political contributions.	936,826,304	30.98	2,087,068,684	69.02	485,131,044	1,029,024,886
Special stockholder meetings.	1,500,475,126	43.32	1,963,352,330	56.68	45,218,571	1,029,024,886
Written consent.	1,865,937,783	54.17	1,578,705,754	45.83	64,434,399	1,029,024,886

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 5, 2011	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller